UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 22, 2007

BRAZAURO RESOURCES CORPORATION (Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-21968 (Commission File Number)	76-0195574 (IRS Employer Identification No.)

800 Bering Drive, Suite 208 Houston, TX 77057 (Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (713) 785-1278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

Brazauro Resources Corporation completed a Cdn$8,327,999 private placement financing originally announced on February 21, 2007. At closing Brazauro issued 9,253,333 units (the “Units”) at Cdn$0.90 per Unit, each Unit consisting of one share and one-half of one share purchase warrant. Each whole warrant will entitle the holder to purchase one additional share of Brazauro at $1.60 until March 22, 2008. Brazauro issued the shares outside the United States in reliance upon the exclusion from registration provided by Rule 903 of Regulation S promulgated pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

Exhibits

Number	Description
99.1	Press Release dated March 23, 2007

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZAURO RESOURCES CORPORATION (Registrant) By: /s/ Mark E. Jones, III Mark E. Jones, III Chairman

Dated:   March 27, 2007